SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the securities Exchange Act of 1934

                               -------------------

                                 Date of Report
               (Date of earliest event reported): January 2, 1998

                             Northwest Equity Corp.
             (Exact name of registrant as specified in its charter)

             Wisconsin               0-24606           39-1772981
           (State or other      (Commission File        (IRS Employer
           jurisdiction of           Number)         Identification No.)
           incorporation)


                 234 Keller Avenue South, Amery, Wisconsin 54001
           (Address of principal executive offices including zip code)

                                 (715) 268-7105
                         (Registrant's telephone number)


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              Item 4. Changes in Registrant's Certifying Accountant


     a) On January 2, 1998, the registrant was notified that its independent accounting firm, Keller & Yoder, had been acquired by another independent accounting firm Wipfli Ullrich Bertelson, LLP. On January 2, 1998, the independent accounting firm of Wipfli Ullrich Bertelson, LLP was engaged by registrant to audit its financial statements for the fiscal year ending March 31, 1998.

     The report of Keller & Yoder on the consolidated financial statements of registrant as of April 24, 1997 did not contain any adverse opinion or any disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audit of the consolidated financial statements referred to above, and from the period of capitalization (October 7, 1994) through January 2, 1998, there have been no disagreements with Keller & Yoder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Keller & Yoder would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such periods.

         There are no events to be reported under Item 304(a) (1) (v) of Regulation S-K.


         Item 7. Financial Statements and Exhibits.

         a)   None.

         b)   None.

         c) Letter from Keller & Yoder, dated January 5, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, Northwest Equity Corp. has duly caused this Current Report on form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Northwest Equity Corp.



                                           __/s/Brian L. Beadle______
                                    By:   (Brian L. Beadle, President
                                           Principal Executive Officer
                                           and Principal Financial and
                                           Accounting Officer)

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                               EXHIBIT INDEX


Exhibit No.                    Exhibit


    7 (c)                      Letter from Keller & Yoder, dated January 5,1998




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EXHIBIT  7 (c)







                                    400 Daly Avenue  Telephone (715) 423-3550
                                    Suite 200
                                    Wisconsin Rapids, WI   54495

Keller & Yoder, Certified Public Accountants


January 5,1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549



Ladies and Gentlemen:

                             Northwest Equity Corp.

We were previously the principal accountants for Northwest Equity Corp. and on April 24, 1997 we reported on the consolidated financial statements of Northwest Equity Corp. and Subsidiaries. On January 2, 1998, our practice was acquired by Wipfli Ullrich Bertelson LLP. We have read Item 4 of Northwest Equity Corp.'s Form 8-K dated January 2, 1998 and are in agreement with the statements contained in item 4 (a) therein.

Yours very truly,

__/s/ Keller & Yoder__
Keller & Yoder

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